UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2019

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kiniksa Pharmaceuticals, Ltd. announces today that the company and its President and Chief Operating Officer, Stephen Mahoney, have mutually agreed that Mr. Mahoney will transition to an advisory role on November 15, 2019 through the end of the calendar year before leaving the company to pursue new opportunities. Mr. Mahoney has played an important role in helping to build the company’s experienced team that is strongly positioned to further advance the company’s clinical-stage pipeline.

The company does not have any current plans to appoint a new President and Chief Operating Officer.  Thomas Beetham, EVP, Corporate Development & Operations, Chief Legal Officer of the company, and Qasim Rizvi, SVP, Operations and Chief Commercial Officer of the company, will assume additional responsibilities and continue to report directly to Sanj K. Patel, Chief Executive Officer and Chairman of the Board of the company.

The company continues to build a talented and passionate team focused on advancing its pipeline of autoimmune and autoinflammatory product candidates, and expects 2020 to be a pivotal year with clinical data readouts expected from rilonacept, mavrilimumab, KPL-716 and KPL-404.

In connection with the transition, Mr. Mahoney and the company entered into a letter agreement on November 13, 2019, which among other things, continues his current compensation and benefits during the transition period and confirms that following his departure at year-end he will receive severance in accordance with his employment agreement with the company dated as of May 29, 2018. The letter agreement also includes certain standard terms and conditions, including a release of claims, continued compliance with his confidentiality obligations, non-competition and non-solicitation restrictions, and certain other restrictive covenants.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these identifying words. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding: Mr. Mahoney’s transition to an advisory role; the assumption of additional responsibilities by our officers; our team’s strength and positioning to advance our product candidates; our plans with respect to executive and employee recruitment; expectations for fiscal year 2020; plans to advance our product candidates; and plans and timing to report or present preliminary, interim or final top-line clinical data.

These forward-looking statements are based on management’s current plans, estimates or expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including without limitation, the following: potential delays or difficulty in enrollment of patients in, and activation of sites for, our clinical trials; potential complications in coordinating among requirements, regulations and guidelines of regulatory authorities across a number of jurisdictions for our global clinical trials; potential amendments to our clinical trial protocols initiated by us or required by regulatory authorities; potential delays or difficulty in completing our clinical trials, including as a result of our clinical trial design; potential undesirable side effects caused by our product candidates; our potential inability to demonstrate safety and efficacy to the satisfaction of applicable regulatory authorities or otherwise producing negative, inconclusive or commercially uncompetitive results; potential for changes between final data and any preliminary and interim “top-line” data we announce; impact of additional data from us or other companies; our potential inability to replicate in later pre-clinical and clinical trials positive results from our earlier pre-clinical and clinical trials; drug substance and/or drug product shortages caused by issues at our third-party manufacturers’ facilities; our reliance on certain third parties as the sole source of supply of the drug substance and drug products used in our product candidates; our reliance on third parties to conduct our research, pre-clinical studies, clinical trials, and other trials for our product candidates; and our ability to attract and retain qualified personnel.

These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 5, 2019 and our other reports subsequently filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s plans, estimates, or expectations as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: November 14, 2019	By:	/s/ Thomas Beetham
Thomas Beetham
Chief Legal Officer